Exhibit 10.7

Schedule of Omitted Documents

of CNL Healthcare Properties, Inc.

The following mortgage agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.5 to this Form 8-K.

1.

Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Broadway Healthcare Owner, LLC, to Keybank National Association.

2.

Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Jonesboro Healthcare Owner, LLC to Keybank National Association.

3.

Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Magnolia Healthcare Owner, LLC, to Keybank National Association.

4.

Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Mine Creek Healthcare Owner, LLC, to Keybank National Association.

5.

Arkansas Mortgage, Absolute Assignment of Rents, Security Agreement and Fixture Filing (includes Future Advances) dated May 31, 2013, made by CHP Searcy Healthcare Owner, LLC, to Keybank National Association.

The following lease agreements have not been filed as exhibits pursuant to Instruction 2 of Item 601 of Regulation S-K: These documents are substantially identical in all material respects to Exhibit 10.6 to this Form 8-K.

1.	Lease Agreement dated as of May 31, 2013, by and between CHP Broadway Healthcare Owner, LLC, as Landlord, and Broadway Health and Rehab, LLC, as Tenant.

2.	Lease Agreement dated as of May 31, 2013, by and between CHP Jonesboro Healthcare Owner, LLC, as Landlord, and Jonesboro Health and Rehab, LLC, as Tenant.

3.	Lease Agreement dated as of May 31, 2013, by and between CHP Magnolia Healthcare Owner, LLC, as Landlord, and Magnolia Health and Rehab, LLC, as Tenant.

4.	Lease Agreement dated as of May 31, 2013, by and between CHP Mine Creek Healthcare Owner, LLC, as Landlord, and Mine Creek Health and Rehab, LLC, as Tenant.

5.	Lease Agreement dated as of May 31, 2013, by and between CHP Searcy Healthcare Owner, LLC, as Landlord, and Searcy Health and Rehab, LLC, as Tenant.